Exhibit (j)(2)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Trust for Credit Unions.
/s/TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 22, 2010